UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  March 8, 2007
                Date of Report (Date of earliest event reported)


                         American Spectrum Realty, Inc.

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             (Exact name of registrant as specified in its charter)


Maryland                           001-16785                          52-2258674
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(State or Other                   (Commission                   (I.R.S. Employer
Jurisdiction of                   File Number)                    Identification
incorporation)                                                              No.)

                5850 San Felipe, Suite 450, Houston, Texas  77057
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               (Address of principal executive offices)   (Zip Code)


                                 (713) 706-6200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2007, the Board of Directors of American Spectrum Realty, Inc. (the "Company") appointed G. Anthony Eppolito as Chief Financial Officer. Mr. Eppolito, age 39, has served as Vice President of Accounting, Treasurer and Secretary since January 2006 and as Controller since November 2004. Mr. Eppolito served as Assistant Controller from March 2002 thru October 2004.

William J. Carden, the Company's Chairman of the Board, President and Chief Executive Officer served as the Company's Acting Chief Financial Officer from August 2002 to the date of Mr. Eppolito's appointment.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit           Description
-------           -----------

99.1              Press Release dated March 12, 2007






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 AMERICAN SPECTRUM REALTY, INC.


                                 By:        /s/ William J. Carden
                                     ------------------------------------
                                      Name:  William J. Carden
                                      Title: Chairman of the Board, President
                                             and Chief Executive Officer


Date:   March 12, 2007